                                                                    EXHIBIT 10.3

                        INCENTIVE STOCK OPTION AGREEMENT
                                    UNDER THE
               FIRST BANCTRUST CORPORATION 2002 STOCK OPTION PLAN

      THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made as of this __________ day of ___________________, 200__, between First BancTrust
Corporation, a Delaware Corporation (the "Company"), and (the "Optionee").

      WHEREAS, the Company wishes to further align the interests of the Optionee with those of stockholders;

      WHEREAS, on May 15, 2003 (the "Grant Date"), the Board of Directors granted Incentive Stock Options under the First BancTrust Corporation 2002 Stock Option Plan (the "Plan") to certain employees of the Company, including the Optionee; and

      WHEREAS, the parties desire to document the terms of the stock option grants;

      NOW THEREFORE, the parties agree as follows:

      1. GRANT OF OPTIONS. The Company has granted Incentive Stock Options to purchase _____ shares of Company Common Stock to the Optionee (the "Options"). Once vested, each Option is exercisable at a price of $19.74 per share of the Company's Common Stock (the "Option Price").

      2. VESTING OF OPTIONS. Options are not exercisable until they vest. Except as otherwise provided herein, 20% of the Options shall be exercisable as of the first anniversary of the Grant Date (i.e, May 15, 2004), and an additional 20% of the Options shall be exercisable as of each successive anniversary of the Grant Date. All Options which have not previously vested shall immediately vest and become fully exercisable upon the Disability, Retirement or death of the Optionee. In addition, all Options which have not previously vested shall immediately vest and become fully exercisable upon a Change in Control of the Company.

      3. EXPIRATION OF OPTIONS. Unless otherwise determined by the Committee for the Plan, to the extent not previously exercised, the Options will expire on the earliest of, (a) the tenth anniversary of the anniversary of the Option Date;
(b) 18 months after the date that the Optionee ceases to be an Employee for any reason other than, Retirement, Disability or death, unless prior to such cessation of employment, a Change in Control of the Company has occurred, in which case this subsection b shall not apply; (c) 18 months after the date that the Optionee ceases to be an Employee by reason of Retirement or Disability, provided that in the event of Optionee's death within 18 months following Retirement or Disability, the Optionee's beneficiary or beneficiaries shall have until the later of such 18 month period or the period ending on the first anniversary of Optionee's death; or (d) one year after the date that the Optionee ceases to be an Employee by reason of such person's death. Notwithstanding the foregoing, if Optionee exercises an Option more than 90 days following termination of employment, or more than one year following death or Disability, the Option shall be treated for tax purposes as a Non-Qualified Option.

      4. OPTIONEE RIGHTS. No rights or privileges of a stockholder of the Company are conferred by reason of the granting of the Options. The Optionee will not become a stockholder of the Company with respect to the Common Stock subject to the Option ("Option Stock") unless and until the Options have been properly exercised and the Option Price fully paid for the number of the Options exercised.

      5. TRANSFERABILITY. The Options are not transferable, except by the laws of descent and distribution.

      6. TERMS OF OPTIONS. This Agreement, and the Options issued to the Optionee, are subject to all of the terms and conditions set forth herein and in the Plan, as may be amended from time to time, a copy of which has been provided to Optionee. To the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the Plan shall govern. Capitalized terms referenced, but not defined herein, will have the meaning attributed to them by the Plan. THE OPTIONEE ACKNOWLEDGES THAT HE OR SHE HAS READ THE PLAN AND AGREES TO BE BOUND BY ITS TERMS. Pursuant to the Plan, the Committee has authorized the Option Price and any applicable tax withholding liability associated with exercise of the Options to be payable in cash, tendering shares of previously acquired Common Stock of the Company or by netting or withholding Option Stock granted pursuant to the Options being exercised, subject to the Optionee's attesting to ownership of Company Common Stock that may be required by the Committee.

      7. WITHHOLDING. All deliveries and distributions under this Agreement may be subject to withholding in accordance with applicable law, as determined by the Company. At the election of the Optionee, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Common Stock which the Optionee already owns, or shares of Option Stock to which the Optionee is otherwise entitled under the Plan.

      8. EARLY DISPOSITION OF STOCK. Optionee understands that if Optionee disposes of any Common Stock received under this Option within two years after the Grant Date or within one year after such shares of Common Stock were transferred to such Optionee (in either case, a "Disqualifying Disposition"), Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition by executing the Notice of Disqualifying Disposition, which shall state the number of shares sold or transferred, the date the shares were sold or transferred, and the sale price, if applicable. Optionee understands that if Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain. The tax consequences described in this paragraph are intended to generally reflect the federal tax law in effect on the Option Date and the Optionee should consult with a tax advisor regarding the taxation of a Disqualifying Disposition by Optionee.

      8. Miscellaneous. This Agreement, together with the Plan, sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. Nothing contained in this Agreement will confer upon the Optionee any right with respect to the continuation of his or her status as an Employee. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Optionee, and their respective heirs, personal legal representatives and successors. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that the Optionee hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the laws governing this Agreement. This Agreement will be governed by the substantive law of the State of Illinois and may be executed in counterparts.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                          FIRST BANCTRUST CORPORATION

                                          By: __________________________________

                                          Optionee: ____________________________

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
               FIRST BANCTRUST CORPORATION 2002 STOCK OPTION PLAN

      THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made as of this __________ day of ___________________, 200__, between First BancTrust
Corporation, a Delaware corporation (the "Company"), and
_________________________ (the "Optionee").

      WHEREAS, the Company wishes to further align the interests of the Optionee with those of stockholders;

      WHEREAS, on May 15, 2003 (the "Grant Date"), the Board of Directors granted Non-Qualified Options under the First BancTrust Corporation 2002 Stock Option Plan (the "Plan") to certain directors and employees of the Company, including the Optionee; and

      WHEREAS, the parties desire to document the terms of the stock option grants;

      NOW THEREFORE, the parties agree as follows:

      1. GRANT OF OPTIONS. The Company has granted Non-Qualified Options to purchase _____ shares of Company Common Stock to the Optionee (the "Options"). Once vested, each Option is exercisable at a price of $19.74 per share of the Company's Common Stock (the "Option Price").

      2. VESTING OF OPTIONS. Options are not exercisable until they vest. Except as otherwise provided herein, 20% of the Options shall be exercisable as of the first anniversary of the Grant Date (i.e, May 15, 2004), and an additional 20% of the Options shall be exercisable as of each successive anniversary of the Grant Date. All Options which have not previously vested shall immediately vest and become fully exercisable upon the Disability, Retirement or death of the Optionee. In addition, all Options which have not previously vested shall immediately vest and become fully exercisable upon a Change in Control of the Company.

      3. EXPIRATION OF OPTIONS. Unless otherwise determined by the Committee for the Plan, to the extent not previously exercised, the Options will expire on the earliest of, (a) the tenth anniversary of the anniversary of the Option Date;
(b) 18 months after the date that the Optionee ceases to be an Employee or Non-Employee for any reason other than, Retirement, Disability or death, unless prior to such cessation of employment, a Change in Control of the Company has occurred, in which case this subsection b shall not apply; (c) 18 months after the date that the Optionee ceases to be an Employee or Non-Employee Director by reason of Retirement or Disability, provided that in the event of Optionee's death within 18 months following Retirement or Disability, the Optionee's beneficiary or beneficiaries shall have until the later of such 18 month period or the period ending on the first anniversary of Optionee's death; or (d) one year after the date that the Optionee ceases to be an Employee or Non-Employee Director by reason of such person's death.

      4. OPTIONEE RIGHTS. No rights or privileges of a stockholder of the Company are conferred by reason of the granting of the Options. The Optionee will not become a stockholder of the Company with respect to the Common Stock subject to the Option ("Option Stock") unless and until the Options have been properly exercised and the Option Price fully paid for the number of the Options exercised.

      5. TRANSFERABILITY. The Options are not transferable, except by the laws of descent and distribution. Notwithstanding the foregoing, an Optionee who holds vested Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this section 5. Options which are transferred pursuant to this section shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

      6. TERMS OF OPTIONS. This Agreement, and the Options issued to the Optionee, are subject to all of the terms and conditions set forth herein and in the Plan, as may be amended from time to time, a copy of which has been provided to Optionee. To the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the Plan shall govern. Capitalized terms referenced, but not defined herein, will have the meaning attributed to them by the Plan. THE OPTIONEE ACKNOWLEDGES THAT HE OR SHE HAS READ THE PLAN AND AGREES TO BE BOUND BY ITS TERMS. Pursuant to the Plan, the Committee has authorized the Option Price and any applicable tax withholding liability associated with exercise of the Options to be payable in cash, tendering shares of previously acquired Common Stock of the Company or by netting or withholding Option Stock granted pursuant to the Options being exercised, subject to the Optionee's attesting to ownership of Company Common Stock that may be required by the Committee.

      7. WITHHOLDING. All deliveries and distributions under this Agreement may be subject to withholding in accordance with applicable law, as determined by the Company. At the election of the Optionee, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Common Stock which the Optionee already owns, or shares of Option Stock to which the Optionee is otherwise entitled under the Plan.

      8. MISCELLANEOUS. This Agreement, together with the Plan, sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. Nothing contained in this Agreement will confer upon the Optionee any right with respect to the continuation of his or her status as an Employee or Non-Employee Director. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Optionee, and their respective heirs, personal legal representatives and successors. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that the Optionee hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the laws governing this Agreement. This Agreement will be governed by the substantive law of the State of Illinois and may be executed in counterparts.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                          FIRST BANCTRUST CORPORATION

                                          By: __________________________________

                                          Optionee: ____________________________

                                        3